Fees Summary	Oct. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,068,149.22
Previously Paid Amount	0.00
Total Fee Amount	561.81
Total Offset Amount	0.00
Net Fee	$ 561.81